OPPENHEIMER VALUE FUND

Prospectus and Statement of Additional Information Supplement

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Value Fund (the “Fund”) and is in addition to any other supplement(s). Capitalized terms used herein are as defined in the Prospectus or SAI.

The Board of Directors of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”).  As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, will become the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively.  OFI Global will, in turn, enter into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund.   In addition, on the Effective Date, OFI Global will enter into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI will not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.   References to the Portfolio Managers’ officer positions with the Manager refer to their positions with OFI and not OFI Global.

References to the "Manager" in the Prospectus and SAI mean OFI Global and OFI unless the context indicates otherwise or unless otherwise specified.

Effective October 1, 2012, the Prospectus is revised as follows:

1.	The first sentence of the section titled “How the Fund is Managed – Advisory Fees” is replaced in its entirety with the following:

Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, 0.45% of the next $4.6 billion and 0.43% of average annual net assets in excess of $5 billion.

Effective immediately, the Prospectus is revised as follows:

1.     The section titled “Investments by Funds of Funds” is replaced in its entirety with the following:

Investments by "Funds of Funds." Class I and Class Y shares of the Fund are offered as an investment to certain other Oppenheimer funds that act as "funds of funds," which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund's outstanding shares, or of its outstanding Class I and/or Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund's assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. A decline in the Fund's assets due to large redemptions could also cause the Fund's operating expenses to increase. Further discussion of the possible effects of frequent trading in the Fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

2.     The third bullet under the section entitled “About Class I Shares” is replaced in its entirety with the following:

•	be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; 529 college savings plans; and family offices.

Effective January 1, 2013, the Prospectus is revised as follows:

1.     The section entitled “Investment Adviser” is replaced in its entirety with the following:

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

2.	The section entitled “How the Fund is Managed – THE MANAGER” is replaced in its entirety with the following:

THE MANAGER AND THE SUB-ADVISER.  OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc.  The Manager oversees the Fund’s investments and its business operations.  OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund’s investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund’s Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012.  The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

3.	The following sentence is added at the end of the section entitled “How the Fund is Managed – Advisory Fees”:

Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services.

Effective immediately, the SAI is revised as follows:

1.     The third bullet under the section entitled “Class I Share Availability” is replaced in its entirety by the following:

•	be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; 529 college savings plans; and family offices.

Effective January 1, 2013, the SAI is revised as follows:

1.	The section entitled “The Manager” is replaced in its entirety with the following:

The Manager and the Sub-Adviser.  The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc., the Sub-Adviser.  The Sub-Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

2.	The following section is added after the section entitled “The Investment Advisory Agreement” as follows:

The Sub-Advisory Agreement. Under the sub-advisory agreement between the Manager and the Sub-Adviser, the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities, commodity interests and the property comprising the assets of the Fund. The Sub-Adviser selects securities and/or commodity interests for the Fund’s portfolio and provides related advisory services. The portfolio manager(s) of the Fund is employed by the Sub-Adviser and is principally responsible for the provision of advisory services of the Fund’s portfolio. Other members of the Sub-Adviser’s investment teams provide the portfolio manager(s) with counsel and support in managing the Fund’s portfolio.

Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of investment advisory services. The fee paid to the Sub-Adviser under the sub-advisory agreement is paid by the Manager, not by the Fund.

The sub-advisory agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

3.	References to the “Manager” in the section entitled “Pending Litigation” refer to OppenheimerFunds, Inc. and not OFI Global Asset Management, Inc.
4.	The brokerage provisions of the sub-advisory agreement are substantially similar to those contained in the advisory agreement and disclosed in the Section entitled “Brokerage Provisions of the Investment Advisory Agreement”.

5.	The brokerage practices followed by the Sub-Adviser are substantially similar to those previously followed by the Manager and disclosed in the Section entitled “Brokerage Policies of the Fund – Brokerage Practices Followed by the Manager”.

6.	The first sentence of the section entitled “Additional Information About the Fund – The Transfer Agent” is replaced with the following:

The Transfer Agent.  OFI Global Asset Management, Inc. is the Fund's Transfer Agent and Shareholder Services, Inc. doing business as OppenheimerFunds Services is the Fund’s Sub-Transfer Agent.

PS0375.029